                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): MAY 31, 2001
                                                           ------------



                           IBIS TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                           0-23150                   04-2987600
--------------                      -------------            -------------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
         -------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code: (978) 777-4247
                                                             --------------

ITEM 5.   OTHER EVENTS.
------    ------------

On March 27, 2001, Ibis Technology Corporation publicly disseminated a press release announcing it has implemented a series of cost-reduction measures in light of the continuing downturn of the semiconductor and telecommunications industries.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

(c)      Exhibit.

99.1     Press Release dated May 31, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 IBIS TECHNOLOGY CORPORATION
                                 ---------------------------
                                 (Registrant)



Date: May 31, 2001               /s/ Debra L. Nelson
                                 -----------------------------------------------
                                 Debra L. Nelson, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                                                            Sequential
Number               Description                                   Page Number

99.1                 Press Release dated                                   5
                     May 31, 2001